Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of  2002 (18 U.S.C. §1350), the undersigned, Linda J. Haines, Principal Financial Manager of Nutrition Management Services Company, a Pennsylvania corporation (the “Company”), does hereby certify, to her knowledge, that:

The Annual Report of Nutrition Management Services Company, on Form 10-K for the year ended June 30, 2008 of the Company (the “Report”) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Linda J. Haines
Linda J. Haines
Principal Financial Manager

Date: October 14, 2008